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                                 EXHIBIT 23 (a)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


iCAD, Inc.
Nashua, New Hampshire


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-8 (No. 33-72534) and (No. 333-99973) of our report dated February 20, 2003, appearing in this Annual Report on Form 10-K of iCAD, Inc. for the year ended December 31, 2002.



                                                      /s/ BDO SEIDMAN, LLP

Boston, Massachusetts
March 31, 2003